UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2013

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(650) 624 — 3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2013, Cytokinetics, Inc. (the “Company”) held its Annual Meeting of Stockholders in South San Francisco, California. Of the 146,463,469 shares of the Company’s common stock entitled to vote at the meeting, 106,956,427 shares of common stock, or 73.03%, of the total eligible votes to be cast, were represented at the meeting in person or by proxy, constituting a quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting were as follows:

Proposal 1: Election of Directors

The stockholders elected Santo J. Costa, John T. Henderson and B. Lynne Parshall as Class III Directors, each to serve for a three-year term and until their successors are duly elected and qualified. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
Santo J. Costa	68,750,999	772,020	37,433,408
John T. Henderson	59,394,974	10,128,045	37,433,408
B. Lynne Parshall	68,431,589	1,091,430	37,433,408

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
101,298,137	656,797	5,001,493	0

Proposal 3: Approval to Amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split.

The stockholders approved an amendment the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, whereby each outstanding 2, 3, 4, 5, or 6 shares would be combined, converted and changed into one share of common stock and for reverse stock splits in the range of 1-for-3 to 1-for-6, a reduction in the number of authorized shares of Common Stock from 245,000,000 to 163,000,000, 122,500,000, 98,000,000, or 81,500,000, respectively; to be determined by the Board of Directors prior to the Company’s 2014 Annual Meeting of Stockholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
95,293,682	7,651,952	4,010,793	0

Proposal 4: Approval of increase in the number of authorized shares reserved for issuance under the Company’s 2004 Equity Incentive Plan, as Amended

The stockholders approved an increase in the number of authorized shares reserved for issuance under the Company’s 2004 Equity Incentive Plan, as amended, by 12,000,000 shares, prior to giving effect to any reverse stock split. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
67,136,234	2,180,353	206,432	37,433,408

Proposal 5: Approval of increase in the number of authorized shares reserved for issuance under the Company’s 2004 Employee Stock Purchase Plan

The stockholders approved an increase in the number of authorized shares reserved for issuance under the Company’s 2004 Employee Stock Purchase Plan by 1,000,000 shares, prior to giving effect to any reverse stock split. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
67,815,208	1,637,473	70,338	37,433,408

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

May 24, 2013	By:	/s/ Sharon A. Barbari
	Name:	Sharon A. Barbari
	Title:	Executive Vice President, Finance and Chief Financial Officer